February 29, 2024

ONEASCENT LARGE CAP CORE ETF (the “Fund”)

Supplement to the Prospectus dated December 29, 2023

Pursuant to the “Changes in Investment Objective or Policies” section of the Prospectus, you are notified that the Fund’s Board has approved a change to the Fund’s investment objective which is expected to be effective on April 29, 2024.

Currently, the Fund’s investment objective is to seek capital appreciation.

Effective no earlier than April 29, 2024, the Fund’s investment objective will be to closely replicate the returns of the S&P 500 Index using an investment universe that is subjected to the OneAscent Values-Based Screening process.

You should read this supplement in conjunction with the Fund’s Prospectus dated December 29, 2023, and retain it for future reference.